Exhibit 99.11

HISTORICAL AND COMBINED NON-GAAP MEASURES OF TWMH, THE TIG ENTITIES AND ALVARIUM

Reconciliation of Combined Historical GAAP Financial Measures to Certain Combined Historical Non-GAAP Measures

Historically, we used Adjusted Net Income, Adjusted EBITDA, and Economic EBITDA as non-GAAP measures to track our performance and assess the companies’ ability to service their borrowings. We believe the non-GAAP measures provide useful information to investors to help them evaluate historical operating results by facilitating an enhanced understanding of historical operating performance and enabling them to make more meaningful period to period comparisons. Adjusted Net Income, Adjusted EBITDA, and Economic EBITDA as presented within the Management’s Discussion and Analysis of Financial Condition and Results of Operations sections of TWMH, the TIG Entities, and Alvarium are supplemental measures of historical performance that are not required by, or presented in accordance with, US GAAP, or UK GAAP. For more information, see “Non-GAAP Financial Measures” in TWMH and the TIG Entities’ respective Management’s Discussion and Analysis of Financial Condition and Results of Operations sections and “Non-UK GAAP Financial Measures” in Alvarium’s Management’s Discussion and Analysis of Financial Condition and Results of Operations section. The following tables present the reconciliation of historical and combined net income as reported in the historical Statements of Operations to Combined Adjusted Net Income, Combined Adjusted EBITDA, and Combined Economic EBITDA:

For the Nine Months Ended September 30, 2022	TWMH	TIG Entities	Alvarium (a)	Total
Combined Adjusted Net Income, Combined Adjusted EBITDA, and Combined Economic EBITDA
Net income before taxes	$2,381	$21,986	$(11,187)	$13,180
Equity settled share based payments P&L(b)	2,860	—	—	2,860
Transaction expenses(c)	3,371	2,283	6,411	12,065
Change in fair value of (gains) / losses on investments (d)	(256)	—	—	(256)
Fair value adjustments to strategic investments(e)	—	(9,010)	116	(8,894)
Holbein compensatory earn-in (f)	1,086	—	—	1,086
Other one-time deal costs (g)	273	—	—	273
Long term incentive plan expenses (h)	—	—	13,121	13,121
Legal settlement (i)	—	—	3,057	3,057

Combined adjusted income before taxes	9,715	15,259	11,518	36,492
Adjusted income tax expense	(656)	(642)	1,615	317

Combined Adjusted Net Income	9,059	14,617	13,133	36,809
Adjustments related to joint ventures and associates(j)	—	—	1,536	1,536
Interest expense, net	310	1,757	3,568	5,635
Income tax expense	363	911	(1,637)	(363)
Adjusted income tax expense (benefit) less income tax expense	293	(269)	22	46
Depreciation and amortization	1,790	114	3,968	5,872

Combined Adjusted EBITDA	11,815	17,130	20,590	49,535
Affiliate profit-share in TIG Arbitrage(k)	—	(7,037)	—	(7,037)

Combined Economic EBITDA	$11,815	$10,093	$20,590	$42,498

(a)	See Nine Months Ended September 30, 2022 GAAP Bridge table below for an explanation of the conversions of Alvarium’s historical net income to US GAAP and USD.

(b)	Represents add-back of the non-cash expense related to equity-based compensation to its employees.
(c)	Represents adjustment for transaction expenses related to the Business Combination, in order to reflect our recurring performance.
(d)	Represents the change in unrealized gains/losses related primarily to the interest rate swap.
(e)	Represents add-back of unrealized (gains) / losses on strategic investments.
(f)

Add-back of cash portion of the compensatory earn-ins related to the Holbein acquisition as discussed in Note 3, “Variable Interest Entities and Business Combinations” of the Notes to the Consolidated Financial Statements of TWMH.

(g)	Related to professional fees associated with an acquisition target. These costs are not related to the Business Combination.
(h)	Represents adjustment for one-time payments made under LTIP.
(i)	Represents adjustment for legal expense recorded during the three months ended September 30, 2022 for an exit settlement agreement.
(j)	Represents Alvarium’s share of joint ventures and associates Adjusted EBITDA.
(k)

Represents adjustment for the affiliate’s profit-share participation in TIG Arbitrage Fund, as the TIG Entities’ controlling shareholders are not entitled to such net income. The entire amount of net income earned from the TIG Arbitrage Fund is included within income in the Company’s statement of operations, of which Class D-1 members are entitled to 49.37% of the pre-tax net profits and losses as discussed further in Note 11, “Members’ Capital,” of the Notes to the Combined and Consolidated Financial Statements of the TIG Entities. The profit-share participation is described in more detail under ”Business of Alvarium Tiedemann—Fund Management Fees.” Subsequent to the Business Combination, the Class D-1 equity interest will not be entitled to a 49.37% distribution of the results of TIG Arbitrage Fund. The Company has entered into a provisional agreement with the Class D-1 equity interest holder, which would provide the same economic benefits subsequent to the Business Combination as an employee of the TIG Entities. Subsequent to the Business Combination, the Class D-1 equity interest holder will become an employee of the TIG Entities, therefore will no longer receive distributions going forward but will receive compensation as an employee of the TIG Entities.

	Nine Months Ended September 30, 2022
£ and $‘000	GBP UK GAAP	GAAP Bridge	GBP US GAAP	USD US GAAP(1)
Profit for the financial period before taxes	£(10,700)	£1,796	£(8,904)	$(11,187)
Equity settled share-based payments (i)	—	—	—	—
Other one-time fees and charges (i)	5,103	—	5,103	6,411
Fair value adjustments to strategic investments (i)	92	—	92	116
LTIP (i)	10,443	—	10,443	13,121
One-time legal settlement	2,433	—	2,433	3,057

Adjusted income before taxes	7,371	1,796	9,167	11,518

Adjusted income tax expense	(1,400)	649	1,285	1,615

Adjusted Net Income	5,971	2,445	10,452	13,133
Joint ventures - Group share of Adjusted EBITDA (i)	1,665	(480)	1,185	1,489
Associates - Group share of Adjusted EBITDA (ii)	93	(56)	37	47
Interest expense, net	2,839	1	2,840	3,568
Income tax (benefit) / expense	(654)	(649)	(1,303)	(1,637)
Adjusted income tax expense less income tax expense (benefit)	2,054	—	18	22
Depreciation and amortization	6,204	(3,046)	3,158	3,968

Adjusted EBITDA	£18,172	(£1,784)	£16,388	$20,590

(1)	Represents adjustments made to convert Alvarium balances from GBP to USD at a 1.0000 to 1.2564 conversion ratio.

(i)	Refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Alvarium” for footnotes related to Adjusted EBITDA adjustments.

For the Nine Months Ended September 30, 2021	TWMH	TIG Entities	Alvarium (a)	Total
Combined Adjusted Net Income, Combined Adjusted EBITDA, and Combined Economic EBITDA
Net income before taxes	$5,435	$26,348	$5,526	$37,309
Equity settled share based payments P&L(b)	3,930	—	1	3,931
Transaction expenses(c)	2,669	738	2,937	6,344
Change in fair value of (gains) / losses on investments (ed)	6	—	—	6
Fair value adjustments to strategic investments(e)	—	365	—	365

Combined adjusted income before taxes	12,040	27,451	8,464	47,955
Adjusted income tax expense	(739)	(1,685)	(3,381)	(5,805)

Combined Adjusted Net Income	11,301	25,766	5,083	42,150
Adjustments related to joint ventures and associates(f)	—	—	2,063	2,063
Interest expense, net	341	1,681	1,088	3,110
Income tax expense	475	587	3,381	4,443
Adjusted income tax expense (benefit) less income tax expense	264	1,098	—	1,362
Depreciation and amortization	1,556	124	6,757	8,437

Combined Adjusted EBITDA	13,937	29,256	18,372	61,565
Affiliate profit-share in TIG Arbitrage(g)	—	(11,457)	—	(11,457)

Combined Economic EBITDA	$13,937	$17,799	$18,372	$50,108

(a)	See Nine Months Ended September 30, 2021 GAAP Bridge table below for an explanation of the conversions of Alvarium’s historical net income to US GAAP and USD.
(b)	Represents add-back of the non-cash expense related to equity-based compensation to its employees.
(c)	Represents adjustment for transaction expenses related to the Business Combination, in order to reflect our recurring performance.
(d)	Represents the change in unrealized gains/losses related primarily to the interest rate swap.
(e)	Represents add-back of unrealized (gains) / losses on strategic investments.
(f)	Represents Alvarium’s share of joint ventures and associates Adjusted EBITDA.
(g)

Represents adjustment for the affiliate’s profit-share participation in TIG Arbitrage Fund, as the TIG Entities’ controlling shareholders are not entitled to such net income. The entire amount of net income earned from the TIG Arbitrage Fund is included within income in the Company’s statement of operations, of which Class D-1 members are entitled to 49.37% of the pre-tax net profits and losses as discussed further in Note 11, “Members’ Capital,” of the Notes to the Combined and Consolidated Financial Statements of the TIG Entities. The profit-share participation is described in more detail under ”Business of Alvarium Tiedemann—Fund Management Fees.” Subsequent to the Business Combination, the Class D-1 equity interest will not be entitled to a 49.37% distribution of the results of TIG Arbitrage Fund. The Company has entered into a provisional agreement with the Class D-1 equity interest holder, which would provide the same economic benefits subsequent to the Business Combination as an employee of the TIG Entities. Subsequent to the Business Combination, the Class D-1 equity interest holder will become an employee of the TIG Entities, and therefore will no longer receive distributions going forward but will receive compensation as an employee of the TIG Entities.

	Nine Months Ended September 30, 2021
£ and $‘000	GBP UK GAAP	GAAP Bridge	GBP US GAAP	USD US GAAP(1)
Profit for the financial period before taxes	£3,948	£42	£3,990	$5,526

Equity settled share-based payments (i)	1	—	1	1
Other one-time fees and charges (i)	2,121	—	2,121	2,937
Fair value adjustments to strategic investments (i)	—	—	—	—

Adjusted income before taxes	6,070	42	6,112	8,464

Adjusted income tax expense	(1,153)	(3,055)	(2,442)	(3,381)

Adjusted Net Income	4,917	(3,013)	3,670	5,083
Joint ventures - Group share of Adjusted EBITDA (i)	1,944	(480)	1,464	2,027
Associates - Group share of Adjusted EBITDA (ii)	70	(44)	27	36
Interest expense, net	1,293	—	786	1,088
Income tax (benefit) / expense	(613)	3,055	2,442	3,381
Adjusted income tax expense less income tax expense (benefit)	1,766	—	—	—
Depreciation and amortization	3,976	903	4,879	6,757

Adjusted EBITDA	£13,353	£421	£13,268	$18,372

(1)	Represents adjustments made to convert Alvarium balances from GBP to USD at a 1.0000 to 1.3849 conversion ratio.
(i)	Refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Alvarium” for footnotes related to Adjusted EBITDA adjustments.

For the Year Ended December 31, 2021	TWMH	TIG Entities	Alvarium (a)	Total
Combined Adjusted Net Income, Combined Adjusted EBITDA, and Combined Economic EBITDA
Net income before taxes	$4,306	$70,006	$8,030	$82,342
Equity settled share based payments P&L (b)	5,532	—	1	5,533
Transaction expenses (c)	4,633	2,033	8,898	15,564
Legal settlement (d)	—	565	—	565
Impairment of equity method investment (e)	2,364	—	—	2,364
Change in fair value of (gains) / losses on investments (f)	(2)	—	—	(2)
Fair value adjustments to strategic investments (g)	—	(15,444)	74	(15,370)

Combined adjusted income before taxes	16,833	57,160	17,003	90,996
Adjusted income tax expense	(1,016)	(943)	(4,600)	(6,559)

Combined Adjusted Net Income	15,817	56,217	12,403	84,437
Adjustments related to joint ventures and associates (h)	—	—	3,313	3,313
Interest expense, net	398	2,240	2,211	4,849
Income tax expense	515	1,457	4,586	6,558
Adjusted income tax expense (benefit) less income tax expense	501	(514)	14	1
Depreciation and amortization	2,052	165	2,273	4,490

Combined Adjusted EBITDA	19,283	59,565	24,800	103,648
Affiliate profit-share in TIG Arbitrage (i)	—	(25,080)	—	(25,080)

Combined Economic EBITDA	$19,283	$34,485	$24,800	$78,568

(a)	See Year Ended December 31, 2021 GAAP Bridge table below for an explanation of the conversions of Alvarium’s historical net income to US GAAP and USD.
(b)	Represents add-back of the non-cash expense related to equity-based compensation to its employees.
(c)	Represents adjustment for transaction expenses related to Cartesian’s IPO and the Business Combination, in order to reflect our recurring performance.
(d)

Represents legal fees incurred in connection with a legal action that was settled in July 2021. For further detail on the legal settlement, refer to Note 12, “Legal settlement,” of the Notes to the Combined and Consolidated Financial Statements of the TIG Entities.

(e)	Represents the adjustment to an other-than-temporary impairment of the Tiedemann Constantia AG equity method investment.
(f)	Represents the change in unrealized gains/losses related primarily to the interest rate swap.
(g)	Represents add-back of unrealized (gains) / losses on strategic investments.
(h)	Represents Alvarium’s share of joint ventures and associates Adjusted EBITDA.
(i)

Represents adjustment for the affiliate’s profit-share participation in TIG Arbitrage Fund, as the TIG Entities’ controlling shareholders are not entitled to such net income. The entire amount of net income earned from the TIG Arbitrage Fund is included within income in the Company’s statement of operations, of which Class D-1 members are entitled to 49.37% of the pre-tax net profits and losses as discussed further in Note 10, “Members’ Capital,” of the Notes to the Combined and Consolidated Financial Statements of the TIG Entities. The profit-share participation is described in more detail under “Business of Alvarium Tiedemann—Fund Management Fees.” Subsequent to the Business Combination, the Class D-1 equity interest will not be entitled to a 49.37% distribution of the results of TIG Arbitrage Fund. The Company has entered into a provisional agreement with the Class D-1 equity interest holder, which would provide the same economic benefits subsequent to the Business Combination as an employee of the TIG Entities. Subsequent to the Business Combination, the Class D-1 equity interest holder will become an employee of the TIG Entities, and therefore will no longer receive distributions going forward but will receive compensation as an employee of the TIG Entities.

	Year Ended December 31, 2021
£ and $‘000	GBP UK GAAP	GAAP Bridge	GBP US GAAP	USD US GAAP(1)
Profit for the financial period before taxes	£1,409	£4,428	£5,837	$8,030
Equity settled share-based payments (i)	1	—	1	1
COVID-19 subsidies (i)	—	—	—	—
Other one-time fees and charges (i)	6,471	310	6,781	8,898
Fair value adjustments to strategic investments (i)	54	—	54	74

Adjusted income before taxes	7,935	4,738	12,673	17,003
Adjusted income tax expense	526	(3,870)	(3,344)	(4,600)

Adjusted Net Income	8,461	868	9,329	12,403
Joint ventures - Group share of reported EBITDA (i)	3,003	(643)	2,360	3,247
Associates - Group share of reported EBITDA (ii)	116	(68)	48	66
Interest expense, net	1,607	—	1,607	2,211
Income tax (benefit) / expense	(536)	3,870	3,334	4,586
Adjusted income tax expense less income tax expense (benefit)	10	—	10	14
Depreciation and amortization	6,276	(4,623)	1,653	2,273

Adjusted EBITDA	£18,937	£(596)	£18,341	$24,800

(1)	Represents adjustments made to convert Alvarium balances from GBP to USD at a 1.0000 to 1.3757 conversion ratio.
(i)	Refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Alvarium” for footnotes related to Adjusted EBITDA adjustments.

For the Year Ended December 31, 2020	TWMH	TIG Entities	Alvarium (a)	Total
Combined Adjusted Net Income, Combined Adjusted EBITDA, and Combined Economic EBITDA
Net income (loss) before taxes	$7,483	$43,306	$(4,385)	$46,404
Equity settled share based payments P&L (b)	1,145	—	9	1,154
Covid subsidies (c)	—	—	(976)	(976)
One-time bonuses (d)	2,200	—	—	2,200
Legal settlement (e)	—	6,313	—	6,313
Change in fair value of (gains) / losses on investments (f)	266	—	—	266
Fair value adjustments to strategic investments (g)	—	(7,670)	—	(7,670)
One-time fees and charges (h)	—	—	181	181

Combined adjusted income before taxes	11,094	41,949	(5,171)	47,872
Adjusted income tax expense	(641)	(694)	1,199	(136)

Combined Adjusted Net Income	10,453	41,255	(3,972)	47,736
Adjustments related to joint ventures and associates (i)	—	—	7,615	7,615
Interest expense, net	384	2,363	617	3,364
Income tax expense / (benefit)	497	748	(1,050)	195
Adjusted income tax expense (benefit) less income tax expense	144	(54)	(149)	(59)
Depreciation and amortization	1,914	165	2,153	4,232

Combined Adjusted EBITDA	13,392	44,477	5,214	63,083
Affiliate profit-share in TIG Arbitrage (j)	—	(19,999)	—	(19,999)

Combined Economic EBITDA	$13,392	$24,478	$5,214	$43,084

(a)	See Year Ended December 31, 2020 GAAP Bridge table below for an explanation of the conversions of Alvarium’s historical net income to US GAAP and USD.

(b)	Represents add-back of the non-cash expense related to equity-based compensation to its employees.
(c)	Represents COVID-19 subsidies received from UK, USA, Hong Kong and Singaporean governments.
(d)	Represents a one-time bonus payment made to certain members in 2020.
(e)

Represents an accrual related to a legal action that was settled in July 2021. For further detail on the legal settlement, refer to Note 12, “Legal settlement,” of the Notes to the Combined and Consolidated Financial Statements of the TIG Entities.

(f)	Represents the change in unrealized gains/losses related primarily to the interest rate swap.
(g)	Represents add-back of unrealized (gains) / losses on strategic investments.
(h)

Represents other one-time fees and charges that management believes are not representative of the operating performance, which includes costs incurred in negotiating surrender and new lease in London office, professional fees related to this Transaction. One-time fees and charges incurred are included in administrative expenses in the Consolidated Statement of Comprehensive Income.

(i)	Represents Alvarium’s share of joint ventures and associates Adjusted EBITDA.
(j)

Represents adjustment for the affiliate’s profit-share participation in TIG Arbitrage Fund, as the TIG Entities’ controlling shareholders are not entitled to such net income. The entire amount of net income earned from the TIG Arbitrage Fund is included within income in the Company’s statement of operations, of which Class D-1 members are entitled to 49.37% of the pre-tax net profits and losses as discussed further in Note 10, “Members’ Capital,” of the Notes to the Combined and Consolidated Financial Statements of the TIG Entities. The profit-share participation is described in more detail under ”Business of Alvarium Tiedemann—Fund Management Fees.” Subsequent to the Business Combination, the Class D-1 equity interest will not be entitled to a 49.37% distribution of the results of TIG Arbitrage Fund. The Company has entered into a provisional agreement with the Class D-1 equity interest holder, which would provide the same economic benefits subsequent to the Business Combination as an employee of the TIG Entities. Subsequent to the Business Combination, the Class D-1 equity interest holder will become an employee of the TIG Entities, therefore will no longer receive distributions going forward but will receive compensation as an employee of the TIG Entities.

	Year Ended December 31, 2020
£ and $’000	GBP UK GAAP	GAAP Bridge	GBP US GAAP	USD US GAAP (1)
Profit (loss) for the financial period before taxes	£(3,693)	£280	£(3,413)	$(4,385)
Equity settled share-based payments (i)	7	—	7	9
COVID-19 subsidies (i)	(760)	—	(760)	(976)
Other one-time fees and charges (i)	141	—	141	181
Fair value adjustments to strategic investments (i)	—	—	—	—

Adjusted income (loss) before taxes	(4,305)	280	(4,025)	(5,171)
Adjusted income tax expense (benefit)	458	502	960	1,199

Adjusted Net Income	(3,847)	782	(3,065)	(3,972)
Joint ventures - Group share of Adjusted EBITDA (i)	2,022	3,855	5,877	7,551
Associates - Group share of Adjusted EBITDA (ii)	124	(74)	50	64
Interest expense, net	481	—	481	617
Income tax benefit	(315)	(502)	(817)	(1,050)
Adjusted income tax expense (benefit) less income tax benefit	(143)	—	(143)	(149)
Depreciation and amortization	6,357	(4,681)	1,676	2,153

Adjusted EBITDA	£4,679	£(620)	£4,059	$5,214

(1)	Represents adjustments made to convert Alvarium balances from GBP to USD at a 1.0000 to 1.2848 conversion ratio.
(i)	Refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Alvarium” for footnotes related to Adjusted EBITDA adjustments.

For the Year Ended December 31, 2019	TWMH	TIG Entities	Alvarium (a)	Total
Combined Adjusted Net Income, Combined Adjusted EBITDA, and Combined Economic EBITDA
Net income (loss) before taxes	$7,644	$30,449	$16,678	$54,771
Equity settled share based payments P&L (b)	465	—	11	476
Disposal of investment (c)	—	(39)	—	(39)
Change in fair value of (gains)/losses on investments (d)	(121)	—	—	(121)
Fair value adjustments to strategic investments (e)	—	(1,709)	—	(1,709)
One-time fees and charges (f)	—	—	213	213
One-time bonuses (g)	—	—	2,123	2,123
Gain on acquisition (h)	—	—	(12,793)	(12,793)

Combined adjusted income before taxes	7,988	28,701	6,232	42,921
Adjusted income tax expense	(426)	(1,014)	265	(1,175)

Combined Adjusted Net Income	7,562	27,687	6,497	41,746
Adjustments related to joint ventures and associates (i)	—	—	(5,093)	(5,093)
Interest expense, net	172	1,534	857	2,563
Income tax expense / (benefit)	412	1,084	1,760	3,256
Adjusted income tax expense (benefit) less income tax expense	14	(70)	(2,025)	(2,081)
Depreciation and amortization	1,345	164	2,516	4,025

Combined Adjusted EBITDA	9,505	30,399	4,512	44,416
Affiliate profit-share in TIG Arbitrage (j)	—	(18,762)	—	(18,762)

Combined Economic EBITDA	$9,505	$11,637	$4,512	$25,654

(a)	See Year Ended December 31, 2019 GAAP Bridge table below for an explanation of the conversions of Alvarium’s historical net income to US GAAP and USD.
(b)	Represents add-back of the non-cash expense related to equity-based compensation to its employees.
(c)	Represents adjustment to a disposed investment’s revenue, net of direct costs, in order to reflect our recurring performance.
(d)	Represents the change in unrealized gains/losses related primarily to the interest rate swap.
(e)	Represents add-back of unrealized (gains) / losses on strategic investments.
(f)

Represents other one-time fees and charges that management believes are not representative of the operating performance, which includes costs incurred in negotiating surrender and new lease in London office, and professional fees related to this transaction.

(g)	Represents one-time bonuses paid to partners and staff in lieu of amounts anticipated under employee share scheme, which had not been finalized prior to year-end.
(h)	Represents the removal of the one-time gain recognized on the step acquisition of LXi REIT Advisors Limited and Alvarium Social Housing Advisors Limited.
(i)	Represents Alvarium’s share of joint ventures and associates Adjusted EBITDA.
(j)

Represents adjustment for the affiliate’s profit-share participation in TIG Arbitrage Fund, as the TIG Entities’ controlling shareholders are not entitled to such net income. The entire amount of net income earned from the TIG Arbitrage Fund is included within income in the Company’s statement of operations, of which Class D-1 members are entitled to 49.37% of the net profits and losses as discussed further in Note 11, “Members’ Capital,” of the Notes to the Combined and Consolidated Financial Statements of the TIG Entities. The profit-share participation is described in more detail under ”Business of Alvarium Tiedemann—Fund Management Fees.” Subsequent to the Business Combination, the Class D-1 equity interest will not be entitled to a 49.37% distribution of the results of TIG Arbitrage Fund. The Company has entered into a provisional agreement with the Class D-1 equity interest holder, which would provide the same economic benefits subsequent to the Business Combination as an employee of the TIG Entities. Subsequent to the Business Combination, the Class D-1 equity interest holder will become an employee of the TIG Entities, therefore will no longer receive distributions going forward but will receive compensation as an employee of the TIG Entities.

distribution of the results of TIG Arbitrage Fund. The Company has entered into a provisional agreement with the Class D-1 equity interest holder, which would provide the same economic benefits subsequent to the Business Combination as an employee of the TIG Entities. Subsequent to the Business Combination, the Class D-1 equity interest holder will become an employee of the TIG Entities, therefore will no longer receive distributions going forward but will receive compensation as an employee of the TIG Entities.

	Year Ended December 31, 2019
£ and $‘000	GBP UK GAAP	GAAP Bridge	GBP US GAAP	USD US GAAP (1)
Profit (loss) for the financial period before taxes	£(3,221)	£16,285	£13,064	$16,678
Equity settled share-based payments (i)	9	—	9	11
COVID-19 subsidies (i)	—	—	—	—
Other one-time fees and charges (i)	336	(169)	167	213
One-time bonuses (i)	1,663	—	1,663	2,123
Gain on acquisition	—	(10,021)	(10,021)	(12,793)

Adjusted income (loss) before taxes	(1,213)	6,095	4,882	6,232
Adjusted income tax expense (benefit)	(829)	(868)	(1,697)	265

Adjusted Net Income	(2,042)	5,227	3,185	6,497
Joint ventures - Group share of Adjusted EBITDA (i)	1,963	(6,195)	(4,232)	(5,403)
Associates - Group share of Adjusted EBITDA (ii)	77	166	243	310
Interest expense, net	671	—	671	857
Income tax expense	511	868	1,379	1,760
Adjusted income tax expense (benefit) less income tax benefit	318	—	318	(2,025)
Depreciation and amortization	5,620	(3,649)	1,971	2,516

Adjusted EBITDA	£7,118	(£3,583)	£3,535	$4,512

(1)	Represents adjustments made to convert Alvarium balances from GBP to USD at a 1.0000 to 1.2766 conversion ratio.
(i)	Refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Alvarium” for footnotes related to Adjusted EBITDA adjustments.